Exhibit 99.2

 Investor Presentation  June 2019

 Disclaimer  This presentation is for informational purposes only. Neither the company nor any of its affiliates or representatives makes any representation or warranty, expressed or implied, as to the accuracy or completeness of this presentation or any of the information contained herein. The company and its affiliates or representatives expressly disclaim to the fullest extent permitted by law any and all liability based, in whole or in part, on the presentation or any information contained herein. This presentation is not an offer to sell, or the solicitation of an offer to buy, any securities.ConfidentialityThis presentation (together with any other statements or information that the company may furnish to you) is confidential and may not be reproduced, forwarded to any person or published, in whole or in part.Cautionary Note Regarding Forward-Looking StatementsThis presentation includes forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. In particular, statements made in this presentation that are not historical facts (including, but not limited to, expectations, estimates, assumptions and projections regarding the industry, business, future operating results, potential acquisitions and anticipated cash requirements) may be forward-looking statements. Words such as “should,” “may,” “will,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions identify forward-looking statements. Such statements, including statements regarding our future growth; anticipated cost savings, revenue increases, credit losses and capital expenditures; dividend declarations and payments; common stock repurchases; strategic initiatives, greenfields and acquisitions; our competitive position and retention of customers; and our continued investment in information technology, are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results projected, expressed or implied by these forward-looking statements. Such forward looking statements are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. Many of these risk factors are outside of the company’s control, and as such, they involve risks which are not currently known to the company that could cause actual results to differ materially from forecasted results. Factors that could cause or contribute to such differences include those matters disclosed in the company’s Securities and Exchange Commission (“SEC”) filings. The forward-looking statements in this document are made as of the date hereof and the company does not undertake to update its forward-looking statements.Market & Industry DataProjections, estimates, industry data and information contained in this presentation, including the company's general expectations and market position and market opportunity, are based on information from third-party sources and management estimates. Although the company believes that its third party-sources are reliable, the company cannot guarantee the accuracy or completeness of its sources. The company's management estimates are derived from third-party sources, publicly available information, the company's knowledge of its industry and assumptions based on such information and knowledge. The company's management estimates have not been verified by any independent source. All of the projections, estimates, market data and industry information used in this presentation involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such information. In addition, projections, estimates and assumptions relating to the company's and its industry's future performance are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including, but not limited to, those described above, that could cause future performance to differ materially from the company's expressed projections, estimates and assumptions or those provided by third parties.Non-GAAP Financial MeasuresWe believe that our financial statements and other financial data contained in this presentation have been prepared in a manner that complies, in all material respects, with the regulations published by the SEC and are consistent with current practice, except that the financial information presented (i) may not be consistent with what would be included in a registration statement filed with the SEC and (ii) includes EBITDA and Adjusted EBITDA (each as described herein) which are non-GAAP financial measures. SEC rules regulate the use in filings with the SEC of non-GAAP financial measures such as these, which are derived on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States (“GAAP”).  2

Today's Speakers



John Kett
Chief Executive Officer and President, IAA

- CEO and President of IAA since 2014
- Previously served as CFO and Senior Vice President of Planning and Business Development
- Prior to IAA, served in a variety of senior financial and operational roles for Central Steel and Wire Co., Safelite Glass Corporation (formerly Vistar, Inc.), Newark Electronics and Deloitte



Vance Johnston
Chief Financial Officer, IAA

- CFO of IAA since 2019
- Prior to IAA, served as Executive Vice President, CFO and Treasurer of SP Plus Corporation from 2014 to 2019
- Also served as CFO and Senior Vice President of Furniture Brands International, Inc. and held various positions at Royal Caribbean International, OfficeMax and Burger King

2

Spin-Off Update

Progress Update	• Private letter rulings received in the U.S. and Canada • Required agreements progressing or in place • Readiness plans in place
Team	• Board of Directors confirmed • Executive Leadership in place
Capital Structure	• IAA capital structure consisting of $800mm Term Loan B, $500mm Senior Notes and $225mm Revolving Credit Facility, with the majority of net proceeds from this offering expected to be transferred to KAR in connection with the spin-off • Total net leverage is expected to be ~3.2x on a pro forma basis

Key Milestones
Notify NYSE of Record Date: **June 4**
Declaration Date: **June 5**
Sell-Side Analyst Day: **June 5**
IAA Roadshow: **Week of June 10 / June 17**
Record Date: **June 18**
When Issued Trading: **June 17 – June 27**
Distribution Date: **June 28**
Ex-Distribution Date: **June 28**

3

 Key Investment Highlights    Leading omnichannel marketplace for total loss, damaged and low-value vehicles with industry-leading technology and data analytics capabilities  Strong and consistent revenue growth, profitability and cash flow generation with supportive market fundamentals  Asset-light business model supported by IAA’s vehicle consignment model and high accounts receivable turnover  Consolidated industry with significant barriers to entry  Highly experienced executive leadership team and a deep bench with extensive industry expertise  Resiliency through economic cycles  Profitable and growing salvage vehicle market with attractive tailwinds (increasing miles driven, increasing age of vehicles, growing vehicle complexity, rising repair costs)  ✓  ✓  ✓  ✓  ✓  ✓  ✓  5

 Company and Industry Overview

Highly Experienced Leadership Team

Executive Officers



John Kett
CEO and President
34+ years of experience
17 years with IAA



Vance Johnston
CFO
27+ years of experience
Joined in 2019



Tim O'Day
President of U.S. Operations
30+ years of experience
5 years with IAA



Sidney Peryar
CLO
20+ years of experience
18 years with IAA



Maju Abraham
CIO
20+ years of experience
15 years with IAA

Highly experienced leadership team with extensive industry expertise

5

 Key Operations Management  Key Operations Management  Deep bench of key operators    Jeanene O’Brien Global Marketing  Steve Muscarello Chief Commercial Officer, U.S.  Justin Mahlik Digital Products and Data  John Krupnik Technology  Bill Davidson Human Resources   Terry Daniels International Operations  Eldon Booth U.S. Operations  8

Board of Directors

Board of Directors



John P. Larson
CEO, Bestop
Chairman of the Board



Brian Bales
Chief Development Officer, Republic Services
Independent Director



Bill Breslin
CEO, Wenonah Consulting
Independent Director



Sue Gove
President, Excelsior Advisors
Independent Director



Lynn Jolliffe
CEO, Jolliffe Solutions
Independent Director



Peter Kamin
Founder and Managing Partner, 3K Limited Partnership
Independent Director



Olaf Kastner
Retired (Previously President & CEO, BMW Group China)
Independent Director



John Kett
CEO and President, IAA

Accomplished Board of Directors with diverse backgrounds and areas of expertise

7

 History and Key Events  2017  2015 –2016  2009 –2010  2005 – 2007  1982 –1991  announces spin-off of  2018  2019  2011 –2014    Acquired by      Founded and enters the vehicle salvage business  LaunchesIAA TotalLoss Solutions                                            Expands into UK with acquisition of  Launches industry-first mobile app to accelerate catastrophe response      Continues to improve online and mobile capabilities                                                          Launches IAA Buyer, the industry’s first buyer app            Introduces timed auctions    IAA Loan Payoff™ goes live  Begins IAA 360 View™ roll-out            spins off  Combines operations with  and expands into Canada  Corporate  Operational  10

Large North American Addressable Market



~300mm
Vehicles in Operation
~42mm
Used Retail Sales
~19mm Units
New Vehicle Sales
~13mm Units
Removed from Operation
5mm+ Units
Salvage Auctions
~8mm Units
Remaining Vehicles
Vehicles out of service
Vehicles not processed by insurance
Uninsured vehicles

9

 Comprehensive, End-to-End SolutionsCreates Deeply Embedded Customer Relationships  Insurance Auto Auctions (“IAA”) Overview    Leading omnichannel marketplace for total loss, damaged and low-value vehicles  $1.3bnLTM (1Q19) Revenue  ~3,600Employees  $396mmLTM (1Q19) Adjusted EBITDA(1)  193Locations  2.5mmVehicles Sold  ~40%Share of North American Market  $349mmLTM (1Q19) Adjusted EBITDA less Capex(1)(2)  100%Vehicles Offered Online  Consignment ModelReduces Working Capital Requirements Via an Asset-Light Business Model  Omnichannel AuctionsOptimizes Buyer Convenience, Enhances Buyer Participation, Reduces Friction in the Process      Extensive Seller Base andGlobal Buyer BaseSupports “Many-to-Many” Network Effects  Advanced Technology and Data Analytics CapabilitiesEnhances Customer Retention and Adoption                                                          ___________________________Please reference page 32 for a notice regarding Non-GAAP financial measures.Excludes $25.5mm for the purchase of IAA property in Florida for use during catastrophic events.  12

   Buyer    Transportation Via IAA                        Overview of the Auction Process  ~40 days (varies by state)  Assignment to Storage~2-3 days    TransportationVia Buyer                          Insurance  Title Procurement |InspectionImaging | Storage                          Sold    Vehicle Arrives at IAA Location    OmnichannelBidding                       $   $      Seller  Entire process takes 45-90 days  13

 Diversified Customer Base With Longstanding Relationships  Sellers  Buyers  Significant large insurance seller base with a diverse set of non-insurance sellers, including charitable organizations, dealer groups and rental car companies  Long-term business partnerships with 80 of the top 100 major U.S. insurers  Over 14,000 active sellers in 2018  Large and diverse global buyer base of over 150,000 active buyers across more than 120 countries  Total active buyer growth of nearly 40% and active foreign buyer growth of over 50% from 2014 to 2018  Largest buyer accounts for ~3% of total revenue, while no other buyer accounts for more than 1.5% of total revenue  14

   Enhances auctions through the use of technology and a democratized marketplace network modelRevenue: ~$500-$550 / vehicle  IAA’s Omnichannel Marketplace  Omnichannel Marketplace    Buyers    Sellers  DismantlersRebuildersScrap Dealers                                  Services  Large, diverse and global buyer network with limited buyer concentration  Establishes and maintains deep relationships with over 80 of the top 100 major national insurers  Services  Insurance CompaniesCharitable OrganizationsDealershipsRental Car CompaniesFleet Lease Companies                                                          SellerFee:~30%  BuyerFee:~70%  1  Assignment  2  Transportation  3  Check-In  4  Vehicle Protection  5  Title Procurement  6  Web-Based Management System  1  Registration  2  Vehicle Preview  3  Omnichannel Bidding  4  Mobile Buying App  5  AFC Financing  6  IAA Buy Now™        Omnichannel Flow Process   Timed AuctionsLive / Online / Proxy BiddingIAA Buy NowTM      15

 Comprehensive Suite of Solutions for Sellers and Buyers      Seller Solutions  Buyer Solutions  IAA Loan Payoff™Online portal between banks and insurance companies that expedites the total loss process  IAA Title Services™Full-service tools designed to expedite the laborious and time-consuming title-procurement process  IAA Run & Drive®Buyers get to see and hear a vehicle in motion before bidding  I-Pay®A fast, secure online payment option for IAA customers with a licensed business account  Vehicle Search Robust search tools to help buyers find the vehicle parts they need  IAA Buy Now™Allows buyers to purchase vehicles between auctions for a set price  IAA 360˚View™Provides an interactive, 360° video of a vehicle’s interior and exterior  IAA Transport™Convenient, cost-effective delivery solution for vehicles purchased at IAA  IAA Inspection Services®Technology-based system for remote vehicle inspections and appraisals  Vehicle Inspection CentersTemporary storage and inspection facilities designed to minimize vehicle storage charges  Catastrophe ServicesCentralized point of crisis management with storm pattern tracking and response teams  BidFast®Guaranteed bids to help insurance companies close challenging cases  CSAToday®Inventory management tool to help with every step of the auction process  IAA Market Value™IAA’s historical auction data to estimate vehicle value  Transportation & TowingInbound logistics administration with actual services typically provided by third-party carriers  16

 Comprehensive Coverage    Strong Presence and Scale Near Major Metro Areas  U.S. Locations      Canada Locations      UK Locations                                                                                                                                                                        UK  North America  Presence in Every U.S. State  #1 Coverage in Canada  Growing Footprint in the UK  Estimated 40% Market Share and Co-Leader in North America  17

 Strategic Plan

     IAA Growth Strategy  Employ Disciplined Capital Allocation StrategyDrive long-term growth and deliver sustainable shareholder value  Broaden Service Offering to Deepen Strategic RelationshipsAdd additional innovative services and capabilities to our leading end-to-end solutions    Expand Internationally in Attractive MarketsContinue to expand existing international presence and enter new strategically attractive geographic markets    2  Continue to Innovate and Enhance Data Analytics CapabilitiesInvest in developing new innovative solutions and capitalizing on data analytics expertise    Enhance International Buyer NetworkExpand buyer base on the platform to yield better outcomes for sellers          6  3  Enhance Existing Relationships and Expand Market ShareGrow share of wallet with large insurance carriers and increase penetration of smaller insurance carriers and non-insurance sellers    Expand Margins Through Cost Reductions, Operating Efficiencies and Ancillary ServicesDeploy innovative processes and technology to shorten cycle time and reduce costs to improve operating margins    1  4  5  19

 1  Enhance Existing Relationships and Expand Market Share                      Small Insurance Sellers  Large Insurance Sellers  Non-Insurance Sellers  Grow volume in low value cars (e.g. repossessions and high mileage vehicles)    “Many-to-Many” Network Effects    Omnichannel Auctions    Comprehensive, End-to-End Solutions    Advanced Technology and Data Analytics Capabilities    Global Buyer Network Expansion    Cycle Time Reduction  Align with the largest, fastest-growing insurance companies  Increase penetration of small carriers  20

2 Broaden Service Offering to Deepen Strategic Relationships

Comprehensive Platform to Process Auto Insurance Claims Efficiently, from the Loss Event to Asset Liquidation

First Notice of Loss → Loss Determination → Vehicle Inspection and Appraisal → Title Management → Inventory Management → Sale and Settlement

- Inspection Services, Appraisal Optimization via Data Analytics and Vehicle Inspection Centers
- Loan Payoff and Title Procurement Services
- CSA Today and Market Value
- Digital Negotiation / Approval and Electronic Payment

✓ Strengthened position of leadership and trust

✓ Revenue growth opportunity

✓ Deeper strategic dialogue with customers

✓ Greater customer stickiness through increasing workflow integration

18

3 Enhance International Buyer Network

International Buyer Network Expansion Approach

On-site, in-person recruiting + State-of-the-art digital platform

~30%
of our 2018 U.S. volume is exported

Buyer Portal
Available in 6 Languages

Call Center
Supports 12 Languages

~50%
growth in the number of international buyers in our U.S. marketplace (2014 to 2018)

Expanding the base of international buyers brings more bidders to our platform and yields better outcomes for sellers in our marketplaces

19

4 Reduce Costs to Expand Margins

Branch Costs	• Auction and related costs • Vehicle storage configuration and costs • Process improvement • Discipline on discretionary spend
Strategic Sourcing	• Source key categories • Reduce costs and obtain volume discounts • Improve terms
Back Office G&A	• Optimize stand-alone public company costs • Organizational alignment • Discipline on discretionary spend

20

   4  Drive Operating Efficiencies to Expand Margins  Margin Expansion  Processes and Technology  Vehicle Check-in          Vehicle Sale          Title and Inventory                    Reduced Cycle Time            Improved Real Estate Utilization    $  Higher Buyer Fees  Increased Customer Satisfaction  Reduced Depreciation of Vehicle Value  24

 4  Grow Ancillary Services to Expand Margins  Opportunity to monetize data in the future  Seller Services / Solutions  Buyer Services / Solutions  IAA InspectionServices®  Data Services  IAA Transport  TitleProcurement  IAA 360˚ View™  IAA LoanPayoff™  25

     Continue to Innovate and Enhance Data Analytics Capabilities  5  Our culture of innovation and leading data analytics capabilities continues to enhance economic benefits for both sellers and buyers  Fleet Management$13B TAM  HCV Picture        Advanced Data Analytics                            Improve Decision MakingIncrease TransparencyReduce Friction    Buying Behavior    Selling Behavior    Sellers    Buyers  Reserve Price Optimization  Total Loss Decision Making  Performance Metrics  Market Value Trends  Inventory Optimization  Buy Recommendations  26

 6  Expand Internationally in Attractive Markets                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                          Identify opportunities to expand throughout the world  Focus on geographies with a mature used car marketplace, relatively stable economy and business friendly regulations  Leverage extensive international buyer base to facilitate global expansion  Adapt business models for different markets  27

 Financial Overview

 Organic Growth Driven by Supporting Fundamentals  ___________________________Source: CCC Information Services, Hedges and Company, U.S. Department of Transportation, Autocare Association.  Increasing Total Loss  U.S. Light Vehicle Car Parc  U.S. LTM Miles Driven  (Vehicles in Operation in millions)  (Miles in trillions)  +10.8%  +7.7%  +2.6%  Key Drivers  (Years)  Key Drivers  Supportive macroeconomic trends and low fuel prices as a catalyst for vehicle useRide share and parcel delivery increasing  Vehicle values decline as the car parc agesIncreasing driver distractionsMulti-year increase in accident ratesCollision repair cost increasing due to vehicle complexity as well as increasing labor and parts costsSubstantial increase in total loss rates over the past 10+ years      U.S. Average Vehicle Age  Total Loss % of Total Claims  Growing U.S. Car Parc and Miles Driven Resulting in More Accidents  29

 Revenue  Adjusted EBITDA less Capex(1)  Adjusted EBITDA(1)  Adjusted EBITDA Margin:        26%  27%  29%  29%  2016-2018 CAGR: 10%  ($ in millions)  ($ in millions)  ($ in millions)  ___________________________Please reference page 32 for a notice regarding Non-GAAP financial measures.Unaffected for estimated public company costs of $8-$10mm.Excludes $25.5mm for the purchase of IAA property in Florida for use during catastrophic events.  Strong and Consistent Execution History  (2)(3)  2016-2018 CAGR: 17%  2016-2018 CAGR: 20%  (3)  (2)(3)  (2)  (2)  (2)  (2)  Commentary  IAA has consistently increased Adjusted EBITDA margin – now at 29%Strong cash flow generation sustained through low maintenance capital expenditures and working capital requirementsExpected fiscal year 2019 capital expenditures to be only ~12% of Adjusted EBITDA  30

 Limited Exposure to Economic Cycles  Historical Sales  ($ in millions)  ___________________________Source: Company management.  31

Objectives Going Forward

Short-Term	• Stand up new public company • Optimize transition services and new public company costs • Execute strategy and continue to deliver results for sellers and buyers • Conduct margin improvement assessment • De-lever
Long-Term	• Accelerate strategy and growth • Implement margin expansion plan • Pursue selective M&A opportunities ▪ Disciplined approach • Return value to shareholders through disciplined capital allocation

Expect to provide further details on margin expansion plan and impact on long-term targets at investor day in early 2020

28

Long-Term Financial Outlook – Next 5 Years

Revenue Growth	~5%-7% Organic Upside from M&A and Ancillary Services
Adjusted EBITDA Growth	~6%-8% Organic Upside from Margin Expansion Plan and M&A

Current expectations for 2019 in alignment with long-term financial outlook for revenue growth and adjusted EBITDA growth

29

 Capital Allocation Priorities  Initial use of excess cash generated by the business for debt reduction, with target net leverage of ~2.0x-3.0x  A  Patient and disciplined investment in strategic growth  B  Evaluate initiatives to return capital to shareholders  C  34

 Key Investment Highlights    Leading omnichannel marketplace for total loss, damaged and low-value vehicles with industry-leading technology and data analytics capabilities  Strong and consistent revenue growth, profitability and cash flow generation with supportive market fundamentals  Asset-light business model supported by IAA’s vehicle consignment model and high accounts receivable turnover  Consolidated industry with significant barriers to entry  Highly experienced executive leadership team and a deep bench with extensive industry expertise  Resiliency through economic cycles  Profitable and growing salvage vehicle market with attractive tailwinds (increasing miles driven, increasing age of vehicles, growing vehicle complexity, rising repair costs)  ✓  ✓  ✓  ✓  ✓  ✓  ✓  35

 Appendices

 Non-GAAP Financial Measures   EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for the items of income and expense and expected incremental revenue and cost savings including non-cash stock-based compensation, loss on extinguishment of debt, acquisition related costs, securitization interest, minority interest and (gain)/loss on asset sales. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal measures of performance used by IAA’s creditors. In addition, management uses EBITDA and Adjusted EBITDA to evaluate IAA’s performance. EBITDA and Adjusted EBITDA have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies.  37

Adjusted EBITDA Reconciliation – Annual

($ in millions)	Dec 29, 2013 (unaudited)	Dec 28, 2014 (unaudited)	Dec 27, 2015	Jan 1, 2017	Dec 31, 2017	Dec 30, 2018	LTM Mar 31, 2019
	Fiscal years ended						
Statement of income data							
Net income	$55.4	$78.2	$89.9	$94.9	$161.4	$183.7	$189.9
Add back:							
Income taxes	32.1	47.5	52.5	58.4	35.6	62.5	65.6
Interest expense, net of interest income	1.3	0.8	0.8	0.8	0.8	0.8	0.9
Depreciation and amortization	73.8	76.2	80.8	87.9	93.1	97.4	95.1
Intercompany interest	37.8	37.8	37.8	37.8	37.8	37.9	37.9
Other financial data							
EBITDA	$200.4	$240.5	$261.8	$279.8	$328.7	$382.3	$389.4
Intercompnay charges	0.6	0.8	0.7	0.3	–	–	0.6
Non-cash stock-based compensation	2.9	4.2	1.1	2.6	3.9	3.9	4.0
Minority interest	–	–	(1.4)	–	–	–	–
Separation costs	–	–	–	–	–	2.0	1.6
Others	13.9	0.2	1.0	(0.1)	0.7	(0.2)	0.3
Total addbacks	17.4	5.2	1.4	2.8	4.6	5.7	6.5
Adjusted EBITDA	**$217.8**	**$245.7**	**$263.2**	**$282.6**	**$333.3**	**$388.0**	**$395.9**
Revenue	$830.0	$895.9	$994.3	$1,098.0	$1,219.2	$1,326.8	$1,346.7
Adjusted EBITDA Margin %	26.2%	27.4%	26.5%	25.7%	27.3%	29.2%	29.4%

33

Adjusted EBITDA Reconciliation – Quarter        Fiscal quarters                ($ in millions)     1Q17  2Q17  3Q17  4Q17  1Q18  2Q18  3Q18  4Q18  1Q19  Statement of income data                      Net income    $30.5  $35.6  $26.2  $69.1  $48.3  $49.8  $39.0  $46.6  $54.5  Add back:                      Income taxes    18.0  20.6  15.9  (18.9)  16.0  17.4  14.0  15.1  19.1  Interest expense, net of interest income     0.2  0.2  0.2  0.2  0.2  0.2  0.2  0.2  0.3  Depreciation and amortization    23.2  22.9  23.1  23.9  24.1  24.7  24.3  24.3  21.8  Intercompany interest     9.4  9.4  9.5  9.5  9.4  9.5  9.4  9.6  9.4                        Other financial data                      EBITDA    $81.3  $88.7  $74.9  $83.8  $98.0  $101.6  $86.9  $95.8  $105.1  Intercompnay charges    --  --  --  --  --  --  --  --  0.6  Non-cash stock-based compensation    0.9  0.9  1.0  1.1  1.0  0.9  1.0  1.0  1.1  Separation costs    --  --  --  --  0.4  0.6  0.9  0.1  --  Others    0.1  (0.6)  0.3  0.9  0.6  --  0.2  (1.0)  1.1  Total addbacks    1.0  0.3  1.3  2.0  2.0  1.5  2.1  0.1  2.8  Adjusted EBITDA     $82.3  $89.0  $76.2  $85.8  $100.0  $103.1  $89.0  $95.9  $107.9  Revenue    $297.4  $298.7  $287.7  $335.4  $337.3  $333.2  $321.1  $335.2  $357.2  Adjusted EBITDA Margin %    27.7%  29.8%  26.5%  25.6%  29.6%  30.9%  27.7%  28.6%  30.2%  39

 Summary Unaudited Pro Forma Balance Sheet  Assets  Liabilities & Equity  ($ in millions, as of March 31, 2019)  40